Exhibit 99.1

THE TRUST STUDENT LOAN POOL

The following tables provide a description of specified characteristics of the trust student loans as of August 1, 2005 (the “statistical disclosure date”). The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $7,042,531 to be capitalized as of the statistical disclosure date. Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding. The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans. For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan. The following tables reflect those loan segments within the number of loans. In addition, approximately 29 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction. Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or of the granting of deferral and forbearance periods.

COMPOSITION OF THE TRUST STUDENT LOANS

AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$1,893,835,825
Aggregate Outstanding Principal Balance—Treasury Bill	$340,525,763
Aggregate Outstanding Principal Balance—Commercial Paper	$1,553,310,061
Number of Borrowers	59,676
Average Outstanding Principal Balance Per Borrower	$31,735
Number of Loans	97,799
Average Outstanding Principal Balance Per Loan—Treasury Bill	$24,511
Average Outstanding Principal Balance Per Loan—Commercial Paper	$18,513
Weighted Average Remaining Term to Scheduled Maturity	254 months
Weighted Average Annual Borrower Interest Rate	6.24%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferral or forbearance periods that may be granted in the future. See Appendix A to the original prospectus.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments. The weighted average spread, including special allowance payments, to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread, including special allowance payments, to the three-month commercial paper rate was 2.64% as of the statistical disclosure date. See “Special Allowance Payments” in Appendix A to the original prospectus.

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter. The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY BORROWER INTEREST RATES

AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	5	$142,528	*
3.01% to 3.50%	1,446	22,927,220	1.2%
3.51% to 4.00%	2,265	55,477,600	2.9
4.01% to 4.50%	15,672	243,982,115	12.9
4.51% to 5.00%	24,626	423,522,563	22.4
5.01% to 5.50%	4,453	88,663,662	4.7
5.51% to 6.00%	4,007	76,611,436	4.0
6.01% to 6.50%	7,111	135,079,323	7.1
6.51% to 7.00%	12,481	231,298,955	12.2
7.01% to 7.50%	3,072	66,631,344	3.5
7.51% to 8.00%	7,985	184,242,415	9.7
8.01% to 8.50%	8,616	198,225,127	10.5
Equal to or greater than 8.51%	6,060	167,031,536	8.8
Total	97,799	$1,893,835,825	100.0%

*                      Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date. Because most of the trust student loans bear interest at variable rates of interest that reset annually, this information will not remain applicable to the trust student loans after the statistical disclosure date.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER

AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,673	$3,963,099	0.2%
$5,000.00 - $9,999.99	6,916	54,714,387	2.9
$10,000.00 - $14,999.99	9,622	120,243,365	6.3
$15,000.00 - $19,999.99	7,973	138,881,483	7.3
$20,000.00 - $24,999.99	6,727	150,502,372	7.9
$25,000.00 - $29,999.99	4,938	135,494,510	7.2
$30,000.00 - $34,999.99	3,969	128,682,555	6.8
$35,000.00 - $39,999.99	2,994	112,024,138	5.9
$40,000.00 - $44,999.99	2,481	105,212,024	5.6
$45,000.00 - $49,999.99	2,019	95,864,847	5.1
$50,000.00 - $54,999.99	1,591	83,457,681	4.4
$55,000.00 - $59,999.99	1,359	78,023,697	4.1
$60,000.00 - $64,999.99	1,093	68,140,666	3.6
$65,000.00 - $69,999.99	929	62,665,497	3.3
$70,000.00 - $74,999.99	791	57,298,181	3.0
$75,000.00 - $79,999.99	640	49,529,084	2.6
$80,000.00 - $84,999.99	554	45,659,623	2.4
$85,000.00 - $89,999.99	484	42,305,124	2.2
$90,000.00 - $94,999.99	411	37,990,339	2.0
$95,000.00 - $99,999.99	357	34,769,248	1.8
$100,000.00 and above	2,155	288,413,906	15.2
Total	59,676	$1,893,835,825	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY REMAINING TERM TO SCHEDULED MATURITY

AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	19	$11,653		*
4 to 12	86	141,095		*
13 to 24	250	828,342		*
25 to 36	482	2,507,852	0.1%
37 to 48	639	4,111,186	0.2
49 to 60	811	6,304,278	0.3
61 to 72	916	7,943,563	0.4
73 to 84	1,092	11,476,500	0.6
85 to 96	1,457	17,656,567	0.9
97 to 108	1,616	14,665,206	0.8
109 to 120	3,505	26,105,808	1.4
121 to 132	2,036	21,666,405	1.1
133 to 144	4,935	47,302,403	2.5
145 to 156	12,225	106,465,745	5.6
157 to 168	3,476	40,378,411	2.1
169 to 180	4,193	53,423,953	2.8
181 to 192	3,011	43,395,900	2.3
193 to 204	5,065	76,331,408	4.0
205 to 216	12,484	182,939,073	9.7
217 to 228	3,897	68,544,171	3.6
229 to 240	4,694	90,491,530	4.8
241 to 252	2,996	63,949,518	3.4
253 to 264	2,609	65,632,666	3.5
265 to 276	6,079	143,615,885	7.6
277 to 288	2,050	56,740,082	3.0
289 to 300	2,818	84,613,186	4.5
301 to 312	2,462	79,942,242	4.2
313 to 324	1,595	63,263,213	3.3
325 to 336	4,558	192,892,482	10.2
337 to 348	1,480	72,670,088	3.8
349 to 360	2,167	123,387,962	6.5
361 and above	2,096	124,437,452	6.6
Total	97,799	$1,893,835,825	100.0%

*                      Represents a percentage greater than 0% but less than 0.05%.

We have determined the numbers of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferral or forbearance periods that may be granted in the future.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY CURRENT BORROWER PAYMENT STATUS

AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferral	8,498	$178,587,900	9.4%
Forbearance	12,448	318,622,044	16.8
Repayment
First year in repayment	6,658	163,489,274	8.6
Second year in repayment	7,072	148,642,514	7.8
Third year in repayment	38,031	625,499,190	33.0
More than 3 years in repayment	25,092	458,994,902	24.2
Total	97,799	$1,893,835,825	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date. The borrower:

•                  may have temporarily ceased repaying the loan through a deferral or a forbearance period; or

•                  may be currently required to repay the loan—repayment.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 38, calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS

IN STATUS OF THE TRUST STUDENT LOANS

BY CURRENT BORROWER PAYMENT STATUS

AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferral	Forbearance	Repayment
Deferral	14.8	—	270.2
Forbearance	—	4.2	285.0
Repayment	—	—	242.2

We have determined the scheduled months in status shown in the table without giving effect to any deferral or forbearance periods that may be granted in the future.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS

AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	764	$14,960,803	0.8%
Alaska	156	2,998,007	0.2
Arizona	1,877	34,851,225	1.8
Arkansas	627	11,685,144	0.6
California	11,506	240,452,082	12.7
Colorado	1,493	26,258,797	1.4
Connecticut	1,347	24,345,187	1.3
Delaware	236	4,787,478	0.3
District of Columbia	559	12,046,588	0.6
Florida	5,404	120,337,880	6.4
Georgia	3,512	73,034,356	3.9
Hawaii	250	5,120,767	0.3
Idaho	307	5,815,747	0.3
Illinois	5,248	94,679,795	5.0
Indiana	1,433	22,670,166	1.2
Iowa	622	10,213,506	0.5
Kansas	1,565	25,590,993	1.4
Kentucky	665	12,937,897	0.7
Louisiana	2,729	51,051,162	2.7
Maine	240	4,927,736	0.3
Maryland	2,679	56,167,161	3.0
Massachusetts	3,206	55,550,326	2.9
Michigan	2,607	50,691,617	2.7
Minnesota	1,779	29,968,859	1.6
Mississippi	927	16,604,199	0.9
Missouri	2,235	41,773,762	2.2
Montana	136	2,028,070	0.1
Nebraska	180	3,170,763	0.2
Nevada	719	14,789,792	0.8
New Hampshire	373	6,763,932	0.4
New Jersey	2,554	55,473,267	2.9
New Mexico	310	6,825,811	0.4
New York	7,915	163,907,062	8.7
North Carolina	2,207	42,256,113	2.2
North Dakota	66	1,161,302	0.1
Ohio	257	5,962,836	0.3
Oklahoma	2,296	39,943,471	2.1
Oregon	2,019	37,353,974	2.0
Pennsylvania	3,345	64,995,113	3.4
Rhode Island	201	4,006,607	0.2
South Carolina	911	19,230,235	1.0
South Dakota	89	1,579,668	0.1
Tennessee	1,837	35,528,163	1.9
Texas	8,643	158,437,461	8.4
Utah	368	7,669,849	0.4
Vermont	98	2,095,403	0.1
Virginia	3,013	56,005,669	3.0
Washington	3,453	60,807,693	3.2
West Virginia	390	6,733,375	0.4
Wisconsin	1,528	28,578,268	1.5
Wyoming	96	1,617,802	0.1
Other	822	17,392,888	0.9
Total	97,799	$1,893,835,825	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Payment	64,754	$1,166,946,613	61.6%
Other Repayment Options	31,497	677,500,643	35.8
Income Sensitive	1,548	49,388,569	2.6
Total	97,799	$1,893,835,825	100.0%

The other repayment options shown in the table include graduated repayment and interest-only period loans.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	47,852	$857,500,007	45.3%
Unsubsidized	49,947	1,036,335,817	54.7
Total	97,799	$1,893,835,825	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Pre-October 1, 1993	1,040	$19,179,659	1.0%
October 1, 1993 and after	96,759	1,874,656,166	99.0
Total	97,799	$1,893,835,825	100.0%

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor:

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY GUARANTEE AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guarantee Agency	Number of Loans Guaranteed	Aggregate Outstanding Principal Balance of Loans Guaranteed	Percent of Pool by Outstanding Principal Balance Guaranteed
American Student Assistance Guarantor	4,982	$82,042,798	4.3%
California Student Aid Commission	1,706	41,144,019	2.2
Colorado Student Loan Program	115	2,126,784	0.1
Great Lakes Higher Education Corporation	1,391	37,711,568	2.0
Illinois Student Assistance Commission	4,932	83,137,629	4.4
Iowa College Student Aid Commission	565	8,645,068	0.5
Kentucky Higher Education Assistance Authority	416	7,414,992	0.4
Louisiana Student Financial Assistance Commission	998	15,732,350	0.8
Michigan Higher Education Assistance Authority	1,748	29,652,153	1.6
Montana Guaranteed Student Loan Program	10	131,139	*
New Jersey Higher Education Assistance Authority	2,164	36,760,240	1.9
New York State Higher Education Services Corporation	9,523	182,669,008	9.6
Northwest Education Loan Association	9,194	155,421,718	8.2
Oklahoma State Regents for Higher Education	2,617	44,813,468	2.4
Oregon State Scholarship Commission	1,204	19,302,601	1.0
Pennsylvania Higher Education Assistance Agency	8,036	146,509,249	7.7
Student Loan Guarantee Foundation of Arkansas, Inc.	458	7,844,387	0.4
Tennessee Student Assistance Corporation	1,399	24,837,186	1.3
Texas Guaranteed Student Loan Corporation	9,153	170,675,630	9.0
United Student Aid Funds, Inc.	37,188	797,263,839	42.1
Total	97,799	$1,893,835,825	100.0%

*                      Represents a percentage greater than 0% but less than 0.05%.